Exhibit 99.2

Second Quarter 2009

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2009

Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights

Second Quarter 2009

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, industrial/flex, medical office, retail, and multifamily properties and land for development.

In the second quarter, WRIT continued to deleverage its balance sheet and improve its property portfolio. WRIT raised more than $100 million of equity, repurchased convertible notes, extended its $100 million term loan and disposed of a Class B apartment property. WRIT also announced its 190th consecutive quarterly dividend at equal or increasing rates. WRIT issued 5,250,000 common shares at an offering price of $21.40 for proceeds of $112.4 million. WRIT repurchased a total of $40.8 million of its 3.875% convertible notes at an average discounted price of 91% of par for approximately $37 million. In conjunction with these repurchases, WRIT reported a gain of approximately $1.2 million. During the quarter, WRIT reduced the outstanding balance on its lines of credit by $33 million. Currently the outstanding line balance is $15 million. Also this quarter, WRIT entered into an agreement to modify its $100 million unsecured term loan with Wells Fargo Bank, N.A. to extend the maturity date from February 19, 2010 to November 1, 2011. In May, WRIT completed the sale of Avondale Apartments in Laurel, Maryland for $19.75 million, achieving a net book gain of $6.7 million on the 237 unit Class B property.

In the second quarter, WRIT executed 558,861 square feet of commercial lease transactions with an average lease term of 4.4 years. The average rental rate increase on new and renewal leases in the commercial portfolio was 13.8% on a GAAP basis and 6.3% on a cash basis, and commercial tenant improvements averaged $8.53 per square foot for the quarter. Residential rental rates increased 1.1%.

WRIT ended the quarter with cash and cash equivalents of $58.4 million. Subsequent to quarter end on July 1, 2009, WRIT used a portion of this cash to prepay a $50 million mortgage that was to mature in October 2009, thus unencumbering five multifamily assets in Virginia: Munson Hill Towers, Country Club Towers, Roosevelt Towers, Park Adams Apartments and The Ashby at McLean. On July 23, 2009, WRIT completed the sale of the Tech 100 Industrial Park, a three building, 166,000 square foot industrial property in Elkridge, Maryland for $10.54 million and a net book gain of $4.2 million.

Since September 2008, 12 of WRIT’s 28 office properties have earned the U.S. Environmental Protection Agency’s prestigious Energy Star, the national symbol for superior energy efficiency and environmental protection. This signifies that the buildings’ energy performance rates in the top 25 percent of facilities nationwide. The properties awarded the Energy Star in the second quarter of 2009 were 515 King Street, 1700 Research Boulevard, Jefferson Plaza, The Ridges, Wayne Plaza and Parklawn Plaza. Subsequent to quarter end, 40 West Gude, 1220 19th Street and 1776 G Street earned the Energy Star. 1901 Pennsylvania Avenue, Monument II and 6110 Executive Boulevard earned the designation in September 2008, February 2009 and March 2009, respectively.

As of June 30, 2009, WRIT owned a diversified portfolio of 92 properties consisting of 28 office properties, 22 industrial/flex properties, 17 medical office properties, 14 retail centers, 11 multifamily properties and land for development. WRIT’s dividends have increased every year for 38 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector - Second Quarter 2009

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, the timing and pricing of lease transactions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2008 Form 10-K, our first quarter 2009 10-Q and our Form 8-K filed July 10, 2009. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data

Table of Contents

June 30, 2009

Schedule	Page
Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17-18
10 Largest Tenants - Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of June 30, 2009	21

Growth and Strategy
2009 Disposition Summary Summary	22
2009 Development Summary	23

Appendix
Schedule of Properties	24-25
Supplemental Definitions	26

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
OPERATING RESULTS	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08
Real estate rental revenue	$76,729	$77,860	$72,844	$70,386	$68,739
Real estate expenses	(25,686)	(27,404)	(25,430)	(23,977)	(22,310)

51,043	50,456	47,414	46,409	46,429

Real estate depreciation and amortization	(23,823)	(23,275)	(23,604)	(21,396)	(20,995)

Income from real estate	27,220	27,181	23,810	25,013	25,434

Other income	339	320	277	338	220
Gain from non-disposal activities	—	—	—	17	—
Gain (loss) on extinguishment of debt	1,219	5,845	2,866	—	—
Interest expense	(19,316)	(19,681)	(18,854)	(18,447)	(18,840)
General and administrative	(3,476)	(3,182)	(3,297)	(2,731)	(3,058)

Income from continuing operations	5,986	10,483	4,802	4,190	3,756

Discontinued operations:
Income from operations of properties held for sale	281	417	526	439	972
Gain on sale of real estate	6,674	—	—	—	15,275

Income from discontinued operations	6,955	417	526	439	16,247

Net income	12,941	10,900	5,328	4,629	20,003
Less: Net income from noncontrolling interests	(52)	(49)	(53)	(48)	(53)

Net income attributable to the controlling interests	$12,889	$10,851	$5,275	$4,581	$19,950

Per Share Data
Net income	$0.23	$0.20	$0.10	$0.09	$0.41

Fully diluted weighted average shares outstanding	56,277	52,915	52,387	49,725	48,033

Percentage of Revenues:
Real estate expenses	33.5%	35.2%	34.9%	34.1%	32.5%
General and administrative	4.5%	4.1%	4.5%	3.9%	4.4%

Ratios:
EBITDA / Interest expense	2.5	x	2.4	x	2.4	x	2.4	x	2.4	x

Income from continuing operations attributable to the controlling interest/Total real estate revenue	7.7%	13.4%	6.5%	5.9%	5.4%

Net income attributable to the controlling interest/Total real estate revenue	16.8%	13.9%	7.2%	6.5%	29.0%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Assets
Land	$414,527	$414,531	$414,531	$366,326	$332,176
Income producing property	1,878,406	1,870,493	1,866,221	1,748,807	1,677,132

	2,292,933	2,285,024	2,280,752	2,115,133	2,009,308
Accumulated depreciation and amortization	(440,237)	(420,279)	(400,487)	(381,231)	(362,613)

Net income producing property	1,852,696	1,864,745	1,880,265	1,733,902	1,646,695
Development in progress, including land held for development	24,140	23,678	23,732	23,545	59,068

Total real estate held for investment, net	1,876,836	1,888,423	1,903,997	1,757,447	1,705,763

Investment in real estate held for sale, net	3,838	16,401	16,408	16,421	16,512
Cash and cash equivalents	58,446	9,685	11,874	7,813	12,721
Restricted cash	21,038	19,343	18,823	47,074	48,868
Rents and other receivables, net of allowance for doubtful accounts	49,219	47,411	45,244	37,948	36,924
Prepaid expenses and other assets	100,794	105,615	112,599	101,553	82,730
Other assets related to properties sold or held for sale	200	295	462	520	235

Total assets	$2,110,371	$2,087,173	$2,109,407	$1,968,776	$1,903,753

Liabilities and Equity
Notes payable	$807,128	$845,364	$890,679	$904,753	$903,645
Mortgage notes payable	457,238	458,084	421,286	330,569	331,575
Lines of credit/short-term note payable	15,000	48,000	67,000	47,000	15,000
Accounts payable and other liabilities	70,772	71,587	70,569	65,723	59,112
Advance rents	9,462	9,100	9,001	9,270	8,773
Tenant security deposits	10,150	10,199	10,237	10,150	10,306
Other liabilities related to properties sold or held for sale	67	207	210	218	230

Total Liabilities	1,369,817	1,442,541	1,468,982	1,367,683	1,328,641

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	584	531	526	508	496
Additional paid-in capital	901,603	793,441	777,375	717,919	674,850
Distributions in excess of net income	(163,626)	(151,172)	(138,936)	(121,400)	(104,405)
Accumulated other comprehensive income (loss)	(1,808)	(1,963)	(2,335)	276	380

Total shareholders’ equity	736,753	640,837	636,630	597,303	571,321
Noncontrolling interests in subsidiaries	3,801	3,795	3,795	3,790	3,791

Total equity	740,554	644,632	640,425	601,093	575,112

Total liabilities and equity	$2,110,371	$2,087,173	$2,109,407	$1,968,776	$1,903,753

Total Debt / Total Market Capitalization	0.50:1	0.60:1	0.48:1	0.41:1	0.46:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$12,889	$10,851	$5,275	$4,581	$19,950
Real estate depreciation and amortization	23,823	23,275	23,604	21,396	20,995
Gain from non-disposal activities	—	—	—	(17)	—
Discontinued operations:
Gain on sale	(6,674)	—	—	—	(15,275)
Real estate depreciation and amortization	7	27	26	149	203

Funds From Operations (FFO)	$30,045	$34,153	$28,905	$26,109	$25,873

FFO per share - basic	$0.53	$0.65	$0.55	$0.53	$0.54
FFO per share - fully diluted	$0.53	$0.65	$0.55	$0.53	$0.54

FFO per share - fully diluted, excluding gain (loss) on extinguishment of debt	$0.51	$0.53	$0.50	$0.53	$0.54

Funds available for distribution(2)
Less: Gain on extinguishment of debt	(1,219)	(5,845)	(2,866)	—	—
Tenant improvements	(4,727)	(1,066)	(2,759)	(1,452)	(5,029)
External and internal leasing commissions capitalized	(2,186)	(1,058)	(1,184)	(1,851)	(1,429)
Recurring capital improvements	(1,984)	(1,174)	(2,688)	(1,936)	(3,052)
Straight-line rent, net	(515)	(664)	(517)	(779)	(712)
Non-cash fair value interest expense	900	1,128	266	1,067	1,061
Non-real estate depreciation and amortization	1,177	1,219	1,261	1,262	1,253
Amortization of lease intangibles, net	(635)	(597)	(47)	(533)	(537)
Amortization and expensing of restricted share and unit compensation	927	577	417	706	716

Funds Available for Distribution (FAD)	$21,783	$26,673	$20,788	$22,593	$18,144

Total Dividends Paid	$25,193	$22,923	$22,666	$21,533	$21,376

Average shares - basic	56,276	52,914	52,358	49,599	47,933
Average shares - fully diluted	56,277	52,915	52,387	49,725	48,033

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08
EBITDA(1)

Net income attributable to the controlling interests	$12,889	$10,851	$5,275	$4,581	$19,950
Add:
Interest expense	19,316	19,681	18,854	18,447	18,840
Real estate depreciation and amortization	23,830	23,302	23,630	21,545	21,198
Non-real estate depreciation	306	305	315	299	285
Less:
Gain on sale of real estate	(6,674)	—	—	—	(15,275)
Gain from non-disposal activities	—	—	—	(17)	—
Other income	(339)	(320)	(277)	(338)	(220)

EBITDA	$49,328	$53,819	$47,797	$44,517	$44,778

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008	June 30, 2008
Balances Outstanding

Secured
Conventional fixed rate	$457,238	(1)	$458,084	(1)	$421,286	(1)	$330,569	$331,575

Secured total	457,238		458,084		421,286		330,569	331,575

Unsecured
Fixed rate bonds and notes	807,128		845,364		890,679		904,753	903,645
Credit facility	15,000		48,000		67,000		47,000	15,000

Unsecured total	822,128		893,364		957,679		951,753	918,645

Total	$1,279,366		$1,351,448		$1,378,965		$1,282,322	$1,250,220

Average Interest Rates

Secured
Conventional fixed rate	6.0	%(1)	6.0	%(1)	6.1	%(1)	5.8%	5.8%

Secured total	6.0%		6.0%		6.1%		5.8%	5.8%

Unsecured
Fixed rate bonds	5.7%		5.6%		5.6%		5.6%	5.6%
Credit facilities	0.7%		0.9%		1.5%		2.9%	5.1%

Unsecured total	5.6%		5.3%		5.3%		5.5%	5.6%

Average	5.8%		5.6%		5.6%		5.5%	5.6%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $7,758,614 and $7,706,586, respectively.

(1)

Includes the impact of the $101.9 million loan with an interest rate of 5.619% per annum assumed with the purchase of 2445 M Street during the fourth quarter of 2008. In purchase accounting, the loan was recorded at its fair value of $91.7 million. The combined interest and discount amortization give the loan a fair value interest rate of 7.25%.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

Debt Maturity Schedule

Annual Expirations and Weighted Average Interest Rates

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt		Credit Facilities		Total Debt	Average Interest Rate
2009	$52,188		$—		$—		$52,188	7.1%
2010	4,458		—		15,000	(1)	19,458	1.8%
2011	13,788		404,635	(2)	—		418,423	6.4%
2012	21,823		50,000		—		71,823	5.0%
2013	107,123		60,000		—		167,123	5.5%
2014	2,038		100,000		—		102,038	5.3%
2015	20,595		150,000		—		170,595	5.3%
2016	82,866		—		—		82,866	5.7%
2017	103,816		—		—		103,816	7.2%
Thereafter	56,302	(3)	50,000		—		106,302	6.4%

Total maturities	$464,997		$814,635		$15,000		$1,294,632	5.8%

Weighted average maturity = 5.1 years

(1)	The unsecured line of credit with the outstanding balance matures in November, 2010, but may be extended for one year at WRIT’s option.
(2)

The 3.875% convertible notes due 2026 in the aggregate principal amount of $154.6 million are puttable at par in September, 2011. Due to the probability that the convertible notes will be paid off in September, 2011, that date is reflected in the future maturities schedule.

(3)

The 5.82% mortgage note payable maturing in August, 2033 in the aggregate principal amount of $22.1 million may be repaid without penalty on August 11, 2010. Due to the probability that the mortgage note will not be paid off on August 11, 2010, the date reflected in the future maturities schedule is August, 2033.

Capital Analysis

(In thousands, except per share amounts)

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
Market Data
Shares Outstanding	58,250		53,000		52,434		50,661		49,461
Market Price per Share	$22.37		$17.30		$28.30		$36.63		$30.05
Equity Market Capitalization	$1,303,053		$916,900		$1,483,882		$1,855,712		$1,486,303

Total Debt	$1,279,366		$1,351,448		$1,378,965		$1,282,322		$1,250,220
Total Market Capitalization	$2,582,419		$2,268,348		$2,862,847		$3,138,034		$2,736,523

Total Debt to Market Capitalization	0.50:1		0.60:1		0.48:1		0.41:1		0.46:1

Earnings to Fixed Charges(1)	1.3	x	1.5	x	1.2	x	1.2	x	1.2	x
Debt Service Coverage Ratio(2)	2.4	x	2.6	x	2.4	x	2.3	x	2.3	x

Dividend Data
Total Dividends Paid	$25,193		$22,923		$22,666		$21,533		$21,376
Common Dividend per Share	$0.4325		$0.4325		$0.4325		$0.4325		$0.4325
Payout Ratio (FFO per share basis)	81.6%		66.5%		78.6%		81.6%		80.1%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2009 vs. 2008

Cash Basis

	Second Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	4.6%	1.1%
Office Buildings	-2.4%	3.2%
Medical Office Buildings	0.1%	3.1%
Retail Centers	-3.5%	1.6%
Industrial / Flex Properties	-2.5%	3.1%

Overall Core Portfolio	-1.5%	2.7%

GAAP Basis

	Second Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	4.6%	1.1%
Office Buildings	-4.3%	2.7%
Medical Office Buildings	-0.8%	2.8%
Retail Centers	-3.3%	0.5%
Industrial / Flex Properties	-3.3%	1.9%

Overall Core Portfolio	-2.5%	2.1%

[1]	Non-core properties were:

2008	acquisitions - Sterling Medical Office Building, Kenmore Apartments and 2445 M Street.
2009	& 2008 sold properties - Avondale, Sullyfield Center and The Earhart Building.
2009	held for sale property - Charleston Business Center.
In	development - Bennett Park, Clayborne Apartments and Dulles Station.

Core Portfolio Net Operating Income (NOI) Summary

(In thousands)

	Three Months Ended June 30,
	2009	2008	% Change
Cash Basis:
Multifamily	$5,006	$4,786	4.6%
Office Buildings	17,989	18,423	-2.4%
Medical Office Buildings	7,072	7,062	0.1%
Retail Centers	7,455	7,727	-3.5%
Industrial/Flex	7,259	7,446	-2.5%

	$44,781	$45,444	-1.5%

GAAP Basis:
Multifamily	$5,009	$4,790	4.6%
Office Buildings	18,241	19,067	-4.3%
Medical Office Buildings	7,329	7,390	-0.8%
Retail Centers	7,668	7,930	-3.3%
Industrial/Flex	7,256	7,504	-3.3%

	$45,503	$46,681	-2.5%

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended June 30, 2009
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,258	$28,614	$10,862	$10,233	$9,895	$—	$67,862
Non-core - acquired and in development [1]	3,347	5,367	153	—	0	—	8,867

Total	11,605	33,981	11,015	10,233	9,895	—	76,729

Real estate expenses
Core Portfolio	3,249	10,373	3,533	2,565	2,639	—	22,359
Non-core - acquired and in development [1]	1,447	1,783	97	—	0	—	3,327

Total	4,696	12,156	3,630	2,565	2,639	—	25,686

Net Operating Income (NOI)
Core Portfolio	5,009	18,241	7,329	7,668	7,256	—	45,503
Non-core - acquired and in development [1,3]	1,900	3,584	56	—	—	—	5,540

Total	$6,909	$21,825	$7,385	$7,668	$7,256	$—	$51,043

Core Portfolio NOI GAAP Basis (from above)	$5,009	$18,241	$7,329	$7,668	$7,256	$—	$45,503
Straight-line revenue, net for core properties	(3)	87	(92)	(113)	18	—	(103)
FAS 141 Min Rent	—	(359)	(165)	(103)	(20)	—	(647)
Amortization of lease intangibles for core properties	—	20	—	3	5	—	28

Core portfolio NOI, Cash Basis	$5,006	$17,989	$7,072	$7,455	$7,259	$—	$44,781

Reconciliation of NOI to Net Income
Total NOI	$6,909	$21,825	$7,385	$7,668	$7,256	$—	$51,043
Other income	—	—	—	—	—	339	339
Interest expense	(2,630)	(2,600)	(1,375)	(328)	(242)	(12,141)	(19,316)
Depreciation and amortization	(3,507)	(11,293)	(3,934)	(1,866)	(2,962)	(261)	(23,823)
General and administrative	—	—	—	—	—	(3,476)	(3,476)
Discontinued operations[2]	80	—	—	—	201	—	281
Gain on sale of real estate	—	—	—	—	—	6,674	6,674
Gain on extinguishment of debt	—	—	—	—	—	1,219	1,219

Net Income	852	7,932	2,076	5,474	4,253	(7,646)	12,941
Net income attribuatble to noncontrolling interests	—	—	—	—	—	(52)	(52)

Net income attributable to the controlling interests	$852	$7,932	$2,076	$5,474	$4,253	$(7,698)	$12,889

[1]	Non-core acquired and in development properties:

Acquisitions - Sterling Medical Office Building, Kenmore Apartments and 2445 M Street.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Sold Property - Avondale.

Held for Sale Property - Charleston Business Center.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended June 30, 2008
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$8,108	$28,716	$10,798	$10,341	$10,024	$—	$67,987
Non-core - acquired and in development [1]	681	—	71	—	—	—	752

Total	8,789	28,716	10,869	10,341	10,024	—	68,739

Real estate expenses
Core portfolio	3,318	9,649	3,408	2,411	2,520	—	21,306
Non-core - acquired and in development [1]	812	161	31	—	—	—	1,004

Total	4,130	9,810	3,439	2,411	2,520	—	22,310

Net operating income (NOI)
Core portfolio	4,790	19,067	7,390	7,930	7,504	—	46,681
Non-core - acquired and in development [1]	(131)	(161)	40	—	—	—	(252)

Total	$4,659	$18,906	$7,430	$7,930	$7,504	$—	$46,429

Core portfolio NOI GAAP basis (from above)	$4,790	$19,067	$7,390	$7,930	$7,504	$—	$46,681
Straight-line revenue, net for core properties	(4)	(307)	(185)	(81)	(82)	—	(659)
FAS 141 min rent	—	(342)	(143)	(125)	19	—	(591)
Amortization of lease intangibles for core properties	—	5	—	3	5	—	13

Core portfolio NOI, cash basis	$4,786	$18,423	$7,062	$7,727	$7,446	$—	$45,444

Reconciliation of NOI to net income
Total NOI	$4,659	$18,906	$7,430	$7,930	$7,504	$—	$46,429
Other income	—	—	—	—	—	220	220
Interest expense	(1,337)	(848)	(1,402)	(334)	(246)	(14,673)	(18,840)
Depreciation and amortization	(3,079)	(9,235)	(3,602)	(1,771)	(3,132)	(176)	(20,995)
General and administrative	—	—	—	—	—	(3,058)	(3,058)
Discontinued operations[2]	136	—	—	—	836	—	972
Gain on sale of real estate	—	—	—	—	—	15,275	15,275

Net income	379	8,823	2,426	5,825	4,962	(2,412)	20,003
Net income attribuatble to noncontrolling interests	—	—	—	—	—	(53)	(53)

Net income attributable to the controlling interests	$379	$8,823	$2,426	$5,825	$4,962	$(2,465)	$19,950

[1]	Non-core acquired and in development properties were:

Acquisition - Sterling Medical Office Building.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Sold Properties - Avondale, Sullyfield Center and The Earhart Building. Held for Sale Property - Charleston Business Center.

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q2 2009 vs. Q2 2008

GAAP Basis

	Core Portfolio		All Properties
Sector	2nd QTR 2009	2nd QTR 2008	2nd QTR 2009	2nd QTR 2008
Multifamily	92.2%	93.3%	90.6%	81.0%
Office Buildings	92.6%	94.1%	93.0%	94.1%
Medical Office Buildings	96.4%	97.6%	95.9%	97.2%
Retail Centers	95.0%	95.1%	95.0%	95.1%
Industrial / Flex Properties	90.2%	93.2%	90.2%	92.8%

Overall Portfolio	93.1%	94.5%	92.9%	92.3%

Commercial Leasing Summary

Three and Six months ended 6/30/09

		2nd Quarter 2009		Year to Date
Gross Leasing Square Footage
Office Buildings		306,529		373,752
Medical Office Buildings		56,752		67,469
Retail Centers		21,339		38,488
Industrial Centers		174,241		314,067

Total		558,861		793,776

Weighted Average Term (yrs)
Office Buildings		4.7		4.9
Medical Office Buildings		3.3		3.5
Retail Centers		4.5		4.1
Industrial Centers		4.3		3.4

Total		4.4		4.2

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$34.88	$35.47	$33.55	$34.24
Medical Office Buildings	31.57	32.61	31.63	32.65
Retail Centers	31.37	33.42	25.67	26.81
Industrial Centers	8.26	8.50	8.44	9.03

Total	$26.11	$26.69	$23.07	$23.77

Rate on new and renewal leases
Office Buildings	$41.03	$39.16	$39.22	$37.24
Medical Office Buildings	34.02	32.75	34.19	32.81
Retail Centers	32.90	31.29	26.08	24.56
Industrial Centers	8.01	7.61	8.82	8.52

Total	$29.71	$28.38	$26.12	$24.89

Percentage Increase
Office Buildings	17.63%	10.40%	16.90%	8.75%
Medical Office Buildings	7.77%	0.45%	8.10%	0.48%
Retail Centers	4.88%	-6.38%	1.60%	-8.38%
Industrial Centers	-3.09%	-10.42%	4.43%	-5.63%

Total	13.79%	6.30%	13.24%	4.69%

Commercial Leasing Summary

Continued from previous page

Three months and Six months ended 6/30/09

	2nd Quarter 2009		Year to Date
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$4,022,300	$13.12	$5,040,261	$13.49
Medical Office Buildings	484,933	8.54	571,984	8.48
Retail Centers	5,000	0.23	5,000	0.13
Industrial Centers	253,524	1.46	277,371	0.88

Subtotal	$4,765,757	$8.53	$5,894,616	$7.43

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$2,476,808	$8.08	$3,258,353	$8.72
Medical Office Buildings	321,542	5.67	343,519	5.09
Retail Centers	99,117	4.64	172,092	4.47
Industrial Centers	711,484	4.08	790,518	2.52

Subtotal	$3,608,951	$6.46	$4,564,482	$5.75

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$6,499,108	$21.20	$8,298,614	$22.20
Medical Office Buildings	806,475	14.21	915,503	13.57
Retail Centers	104,117	4.88	177,092	4.60
Industrial Centers	965,008	5.54	1,067,889	3.40

Total	$8,374,708	$14.99	$10,459,098	$13.18

10 Largest Tenants - Based on Annualized Rent

June 30, 2009

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	72	4.27%	210,354	2.12%
Advisory Board Company	1	119	2.68%	180,925	1.82%
Sunrise Assisted Living, Inc.	1	51	2.43%	184,202	1.85%
IBM Corporation	2	116	1.89%	134,734	1.36%
General Services Administration	9	19	1.86%	250,024	2.52%
Patton Boggs LLP	1	94	1.84%	110,566	1.11%
INOVA Health System	6	53	1.72%	104,766	1.05%
Lafarge North America, Inc	1	13	1.27%	80,610	0.81%
URS Corporation	1	54	1.17%	84,970	0.86%
George Washington University	2	80	1.10%	77,538	0.78%

Total/Weighted Average		66	20.23%	1,418,689	14.28%

Industry Diversification

June 30, 2009

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$59,180,643	27.01%	2,266,011	22.75%
Ambulatory Health Care Services	39,214,651	17.90%	1,290,286	12.95%
Credit Intermediation and Related Activities	15,502,700	7.08%	400,967	4.03%
Executive, Legislative & Other General Government	8,952,604	4.09%	443,735	4.46%
Educational Services	7,004,295	3.20%	258,237	2.59%
Religious, Grantmaking, Civic, Professional	6,280,612	2.87%	194,891	1.96%
Nursing and Residential Care Facilities	5,899,561	2.69%	213,923	2.15%
Food Services and Drinking Places	5,613,762	2.56%	218,745	2.20%
Administrative and Support Services	5,180,941	2.36%	331,804	3.33%
Food and Beverage Stores	4,119,253	1.88%	256,562	2.58%
Furniture and Home Furnishing Stores	3,774,981	1.72%	231,457	2.32%
Miscellaneous Store Retailers	3,680,404	1.68%	258,495	2.60%
Merchant Wholesalers-Durable Goods	3,343,919	1.53%	338,429	3.40%
Nonmetallic Mineral Product Manufacturing	3,140,533	1.43%	119,474	1.20%
Broadcasting (except Internet)	3,090,142	1.41%	87,939	0.88%
Personal and Laundry Services	3,000,944	1.37%	129,644	1.30%
Specialty Trade Contractors	2,847,832	1.30%	311,983	3.13%
Health & Personal Care Services	2,348,815	1.07%	77,777	0.78%
Clothing & Clothing Accessories Stores	2,214,231	1.01%	138,986	1.40%
Merchant Wholesalers-Non Durable Goods	2,104,867	0.96%	219,538	2.20%
Sporting Goods/Books/Hobby/Music Stores	2,048,495	0.94%	146,446	1.47%
Miscellaneous Manufacturing	1,935,134	0.88%	185,611	1.86%
Hospitals	1,845,603	0.84%	59,118	0.59%
Real Estate	1,787,406	0.82%	69,350	0.70%
Construction of Buildings	1,703,669	0.78%	110,304	1.11%
General Merchandise Stores	1,673,509	0.76%	222,430	2.23%
Amusement, Gambling and Recreation industries	1,614,507	0.74%	133,268	1.34%
Insurance Carriers and Related Activities	1,573,884	0.72%	70,651	0.71%
Telecommunications	1,284,153	0.59%	45,573	0.46%
Other	17,159,046	7.81%	1,129,640	11.32%

Total	$219,121,096	100.00%	9,961,274	100.00%

Lease Expirations

June 30, 2009

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2009	53	160,555	4.16%	$4,450,104	$27.72	3.39%
2010	138	632,603	16.38%	18,411,151	29.10	14.01%
2011	121	581,278	15.05%	19,258,299	33.13	14.66%
2012	83	392,966	10.17%	12,227,804	31.12	9.31%
2013	64	531,289	13.76%	16,653,875	31.35	12.67%
2014 and thereafter	157	1,563,624	40.48%	60,400,553	38.63	45.96%

	616	3,862,315	100.00%	$131,401,786	$34.02	100.00%

Medical Office:
2009	24	60,030	5.02%	$1,917,635	$31.94	4.36%
2010	59	185,121	15.47%	6,109,560	33.00	13.89%
2011	68	215,343	17.99%	7,390,080	34.32	16.80%
2012	43	135,811	11.35%	5,046,937	37.16	11.48%
2013	45	137,623	11.50%	4,801,875	34.89	10.92%
2014 and thereafter	116	463,052	38.67%	18,714,292	40.42	42.55%

	355	1,196,980	100.00%	$43,980,379	$36.74	100.00%

Retail:
2009	28	99,077	5.40%	$1,903,357	$19.12	5.25%
2010	57	323,033	17.61%	5,914,119	18.31	16.32%
2011	39	161,660	8.81%	3,103,412	19.20	8.56%
2012	40	142,373	7.76%	3,267,571	22.95	9.01%
2013	37	286,002	15.59%	4,347,732	15.20	11.99%
2014 and thereafter	91	822,201	44.83%	17,712,718	21.54	48.87%

	292	1,834,346	100.00%	$36,248,909	$19.76	100.00%

Industrial:
2009	25	268,956	8.57%	$2,449,647	$9.11	6.84%
2010	64	499,497	15.91%	5,693,118	11.40	15.90%
2011	70	670,536	21.36%	6,292,066	9.38	17.57%
2012	38	481,495	15.34%	5,539,141	11.50	15.47%
2013	26	410,358	13.07%	4,901,424	11.94	13.69%
2014 and thereafter	46	808,892	25.75%	10,940,122	13.52	30.53%

	269	3,139,734	100.00%	$35,815,518	$11.41	100.00%

Total:
2009	130	588,618	5.87%	$10,720,743	$18.21	4.33%
2010	318	1,640,254	16.35%	36,127,948	22.03	14.60%
2011	298	1,628,817	16.23%	36,043,857	22.13	14.57%
2012	204	1,152,645	11.49%	26,081,453	22.63	10.54%
2013	172	1,365,272	13.61%	30,704,906	22.49	12.41%
2014 and thereafter	410	3,657,769	36.45%	107,767,685	29.46	43.55%

	1,532	10,033,375	100.00%	$247,446,592	$24.66	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

2009 Disposition Summary

as of June 30, 2009

($’s in thousands)

Disposition Summary

	Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Avondale Apartments (237 units) Laurel, MD	May 13, 2009	Multifamily	170,000	$19,750	$6,674

2009 Development Summary

as of June 30, 2009

($’s in thousands)

Property	Location	Total SF	Est. Total Investment		Investment to Date		Placed Into Service		Date Placed Into Service		Balance Sheet: Development In Progress	Percentage Leased
Value-Creation Pipeline
Dulles Station Phase II	Herndon, VA	360,000	n/a		$26,464	(1)	$8,009	(1)	n/a	(1)	$18,455	n/a
Kenmore Avenue	Alexandria, VA	tbd	n/a		4,992		—		n/a		4,992	n/a
Other	Various	n/a	n/a		592		—		n/a		592	n/a

					$32,048		$8,009				$24,039

Projects Placed in Service During 2007 and 2008
Note: The three projects placed into service during 2007 and 2008, Dulles Station Phase I, Bennett Park and Clayborne, are stabilized as of Q2 2009 and will not be included in future development summaries.
Dulles Station Phase I	Herndon, VA	180,000	$60,500		$47,445		$47,432		3Q07/ 3Q08	(2)	$13	87%
Bennett Park Apartments	Arlington, VA	268,000	86,500	(3)	86,473	(3)	86,410	(3)	4Q07		63	96%
Clayborne Apartments	Alexandria, VA	87,000	36,800	(4)	36,786	(4)	36,761	(4)	1Q08		25	93%

			$183,800		$170,704		$170,603				$101

(1)	Represents allocation of completed garage at Dulles Station to Phase II. The garage was placed into service in 3Q07.
(2)	The Dulles Station garage was placed into service in 3Q07, and the building was placed into service in 3Q08.
(3)	Includes shared garage investment at 1600 Wilson Boulevard of $4,625.
(4)	Includes shared garage and retail space investment at South Washington Street of $6,240.

Schedule of Properties

June 30, 2009

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000

Subtotal				4,211,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000

Subtotal				1,222,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

Schedule of Properties (Cont.)

June 30, 2009

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 253	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	269,000

Subtotal (2,536 units)				2,205,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,595,000

TOTAL				13,255,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

June 30, 2009

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income atributable to the controlling interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements, leasing incentives and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream, gain from extinguishment of debt and straight line rents, then adding non-real estate depreciation and amortization, non-cash fair value interest expense, adding or subtracting amortization of lease intangibles and amortization of restricted share compensation, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.